Intangible assets	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Intangible assets

13. Intangible assets

	Year Ended June 30
(US dollars in thousands)	2025	2024	2023
Goodwill	1,788	1,635	17,697
Other intangible assets	14,906	13,600	24,478
Total	16,694	15,235	42,175

a)	Goodwill

	Year Ended June 30
(US dollars in thousands)	2025	2024	2023
As at July 1	1,635	17,697	18,269
Reclassification to held for sale assets	-	-	-
Impairment losses	-	(16,124)	-
Foreign exchange	153	62	(572)
Carrying value	1,788	1,635	17,697

b)

The carrying amounts of goodwill by Cash Generating Unit (“CGU”) are as follows:

	Year Ended June 30
(US dollars in thousands)	2025	2024	2023
Aevitas O Holdings Limited (allocated to the Critical Power Services segment)	-	-	6,946
VivoPower Pty Ltd (allocated to the Solar Development segment)	-	-	9,091
Tembo (allocated to the Electric Vehicle segment)	1,788	1,635	1,660
Total	1,788	1,635	17,697

The Group conducts impairment tests on the carrying value of goodwill and intangibles annually, or more frequently if there are any indications that goodwill might be impaired. The recoverable amount of the Cash Generating Unit (“CGU”) to which goodwill has been allocated is determined from value in use calculations. The key assumptions in the calculations are the discount rates applied, expected operating margin levels and long-term growth rates. Management estimates discount rates that reflect the current market assessments while margins and growth rates are based upon approved budgets and related projections.

The Group prepares cash flow forecasts using the approved budgets for the coming fiscal year and management projections for the following two years. Cash flows are also projected for subsequent years as management believe that the investment is held for the long term. These budgets and projections reflect management’s view of the expected market conditions and the position of the CGU’s products and services within those markets.

Following the sale of Kenshaw Electric on July 2, 2024, the CGU represented by Aevitas (being Critical Power Services) was written off as no longer being capable of being recovered from ongoing operations.

With the sale of Kenshaw and the writing off of all goodwill and intangibles, it was then required to affect a similar write-off of the goodwill and intangibles held by VIWR AU Pty Ltd (VIWR AU) as also no longer capable of being recovered. On July 5, 2024 following a detailed internal review of VIWR AU it was decided to place it into Voluntary Administration, hence requiring the final write off of all VIWR AU’s goodwill and intangibles held in other subsidiaries.

The intangibles represented by Tembo e-LV and its subsidiaries was assessed to have a value in excess of its carrying value. Key assumptions used in the assessment of impairment were a discount rate based on the weighted average cost of capital of 12.1% (June 30, 2024: 13.7%, June 30, 2022: 12%) and an EBITDA compound average annual growth rate (CAGR) of 115% over the next 5 years. We have conducted a discounted cashflow for the impairment testing model; we have not included the terminal value in our analysis. Growth rates reflect the commencement of sales of the Tembo Tusker, electric Jeepneys, and conversion kits over the five-year period. This is underpinned by customer demand pursuant to sales agreements, including over 15,000 units of conversion kits, with major international distribution partners such as Bodiz Automotive LLC (Mongolia), GHH Mining Machines (now owned by Komatsu), Fourche Maline Energy Ltd (Ghana), Associated Vehicle Assemblers (AVA Kenya), Green Watt (KSA), Al Taif (UAE) Ulti Mech (Australia), and Sarao Motors (Philippines).

We conducted a sensitivity analysis to evaluate the impact of changes in key assumptions on the impairment testing for Tembo. As part of this, a sensitivity table was prepared using discount rates (WACC) of up to 20%. The results demonstrated that, under these adjusted assumptions, no impairment would be required. The analysis further indicated that impairment would only arise if the WACC were to exceed 60%.

In reviewing past performance and lack of Revenues we have analyzed the following;

●	Supply Chain issues relating to limited cash flows to procure components
●	Staffing issues relating to the changing nature of our R&D activities
●	Moving from Design to Test and potential rework
●	Customer appetite to place orders and commit
●	Customer acceptance of our revised Terms of Trade
●	Now aligned with what other EV Conversion Kits suppliers are requiring
●	Supplier’s capability to deliver the volumes we believe we can sell
●	Tembo’s ability to train and support the early adopters of our kits

The cash-generating unit (CGU) represented by the Caret solar projects (TX75 and TX341) was assessed to be impaired in FY25, resulting in the recognition of an impairment charge.

(b)	Other intangible assets

(US dollars in thousands)	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other Intangible Assets	Total Intangible Assets
Cost
At June 30, 2022	2,552	1,363	4,108	12,622	3,805	175	24,625
Foreign exchange	4	(25)	(157)	-	302	(1)	123
Additions	-	-	-	103	3,725	29	3,857
Disposals	-	-	-	-	-	(47)	(47)
At June 30, 2023	2,556	1,338	3,951	12,725	7,832	156	28,558
Foreign exchange	(9)	1	25	-	(112)	-	(95)
Additions	-	-	-	13	3,966	-	3,979
At June 30, 2024	2,547	1,339	3,976	12,738	11,686	156	32,442
Foreign exchange	125	34	-	-	1,078	-	1,237
Additions	-	-	-	-	2,249	-	2,249
At June 30, 2025	2,672	1,373	3,976	12,738	15,013	156	35,928

Amortization and Impairment	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other	Total
At June 30, 2022	1,123	495	1,527	-	16	156	3,317
Foreign exchange	(1)	(8)	(61)	-	2	-	(68
Amortization	385	137	266	-	43	-	831
Disposals	-	-	-	-	-	-	-
At June 30, 2023	1,507	624	1,732	-	61	156	4,080
Foreign exchange	(6)	(1)	19	-	(3)	-	9
Amortization	390	138	261	-	34	-	823
Impairment	290	488	1,964	11,188	-	-	13,930
At June 30, 2024	2,181	1,249	3,976	11,188	92	156	18,842
Foreign exchange	112	30	-	-	128	-	270
Amortization	273	74	-	-	13	-	360
Impairment	-	-	-	1,550	-	-	1,550
At June 30, 2025	2,566	1,353	3,976	12,738	233	156	21,022

Net book value	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other	Total
At June 30, 2023	1,049	714	2,219	12,725	7,771	-	24,478
At June 30, 2024	366	90	-	1,550	11,594	-	13,600
At June 30, 2025	106	20	-	-	14,780	-	14,906

Customer relationships and trade names have an average remaining period of amortization of 3 years and 3 years respectively. Solar projects were fully impaired. Electric vehicle product development costs are incomplete and not generating revenue and therefore are not amortized in FY23-25.

Additions for the year ended June 30, 2025 comprise of $2.2 million electric vehicle product development costs in Tembo (June 30, 2024: $4.0 million; June 30, 2023: $3.7 million).